                                                                   EXHIBIT 10.15

                                COMMERCIAL LEASE

                            Dated: December 28, 1995

              BETWEEN PETER VASCONI and THE "JAMES AND MAURA BELKA TRUST" U/A/D DECEMBER 12, 1989, AS TO THE SURVIVOR'S
                    TRUST, dba VASCONI/BELKA PARTNERSHIP and

                KLP PROPERTIES, INC., A California S Corporation

                                TABLE OF CONTENT

                                                                             Page
                                                                             ----
1.  PARTIES                                                                    1
2.  PREMISES                                                                   1
3.  TERM                                                                       1
4.  DELAY IN POSSESSION                                                        1
5.  EARLY POSSESSION                                                           2
6.  PAYMENT OF RENTS, REAL PROPERTY TAXES AND ASSESSMENTS                      2
7.  LATE CHARGES                                                               3
8.  BAD CHECK CHARGE                                                           3
9.  SECURITY DEPOSIT                                                           3
10. PERSONAL PROPERTY TAXES                                                    5
11. UTILITY AND ALLIED SERVICES                                                5
12. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE COSTS                       5
13. INTEREST ON DELINQUENT RENT, PERSONAL PROPERTY TAXES AND PUBLIC
    LIABILITY AND PROPERTY DAMAGE INSURANCE COSTS                              5
14. USE OF PREMISES                                                            5
15. CONDITION OF PREMISES                                                      5
16. REPAIRS AND MAINTENANCE                                                    6
17. INITIAL REMODELING AND RENOVATION WORK TO PREMISES BY LESSEE               7
18. SUBSEQUENT ALTERATIONS AND ADDITIONS                                       9
19. LESSOR'S ACCESS                                                           11
20. SIGNS                                                                     11
21. ASSIGNMENT & SUBLETTING                                                   11
22. EXEMPTION OF LESSOR FROM LIABILITY                                        12
23. INDEMNITY                                                                 13
24. EARTHQUAKE AND WATER DAMAGE                                               13
25. SECURITY MEASURES                                                         14



                                       i.

26. COMPLIANCE WITH ALL LAWS AND REGULATIONS - NUISANCES                      14
27. LESSEE NOT TO SUFFER LIENS                                                14
28. PUBLIC LIABILITY, PROPERTY DAMAGE, PLATE, DOOR AND
    WINDOW GLASS AND WORKERS' COMPENSATION INSURANCE
    TO BE MAINTAINED BY LESSEE                                                14
29. FIRE, CASUALTY AND EXTENDED COVERAGE INSURANCE                            15
30. DAMAGE OR DESTRUCTION - OBLIGATIONS TO RESTORE, ECT.                      19
31. SURRENDER UPON TERMINATION                                                19
32. HOLDING OVER                                                              20
33. DEFAULT                                                                   20
34. CONDEMNATION                                                              22
35. NOTICES                                                                   25
36. SALE OF PREMISES                                                          25
37. SUBORDINATION                                                             26
38. PERSONAL PROPERTY LEFT ON PREMISES AT LEASE TERMINATION                   26
39. BREACH OF SECURITY                                                        26
40. ATTORNEY'S FEES AND COSTS                                                 27
41. RIGHT OF FIRST REFUSAL TO PURCHASE PREMISES                               27
42. OPTION TO EXTEND TERM OF LEASE                                            27
43. LEASE GUARANTEE                                                           28
44. BROKER'S FEE                                                              28
45. MISCELLANEOUS PROVISIONS                                                  28



                                      ii.

                                     LEASE

1. PARTIES

        This Lease is made this 28th day of December, 1995, between PETER VASCONI and THE "JAMES AND MAURA ANNE BELKA TRUST" U/A/D December 12, 1984, as to The Survivor's Trust, dba VASCONI/BELKA PARTNERSHIP, hereinafter called "Lessor" and KLP PROPERTIES, INC., a California S Corporation, hereinafter called "Lessee".

2. PREMISES

        Lessor, for and in consideration of the rents, covenants and agreements hereinafter contained on the part and on behalf of the Lessee to be paid, kept and performed, does hereby lease and demise unto said Lessee, and said Lessee does hereby hire and rent from said Lessor, the following described premises situated in the City of Walnut Creek, County of Contra Costa, State of California, commonly known as 1536 Cypress Street, Walnut Creek, California, (A.P.N. 178-172-005-5) being a commercial building consisting of approximately 7800 square feet, plus mezzanine, and adjacent vehicle parking area.

3. TERM

        The term of this Lease shall be for 180 months commencing upon the opening of the first business to occupy the premises, or thirty days after receipt of certificate of occupancy for the premises from the City of Walnut Creek, whichever is the first to occur. In no event shall the Lease term commence later than August 1, 1996. Notwithstanding the foregoing, Lessee shall have the right to terminate the Lease by written notice to Lessor if all required governmental approvals and permits for implementation of the contemplated renovation, building improvements and subletting of the premises are not fully issued by March 31, 1996. If Lessee does not exercise its right to terminate the Lease by May 1, 1996, it shall have waived its right to do so and the Lease shall become fully binding upon Lessee, with a Lease term commencing as hereinabove provided.

4. DELAY IN POSSESSION

        Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the premises to Lessee at the time of execution of this Lease, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, provided, however, that if Lessor shall not have delivered possession of the premises by January 1, 1996, the aforementioned commencement date shall be deferred for the number of days possession of the premises to Lessee has been delayed beyond January 1, 1996; provided further, if Lessor has not delivered possession of the premises by March 1, 1996, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder and any of Lessee's deposits, other than the option consideration payments, shall be refunded to Lessee; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.



                                       1.

5. EARLY POSSESSION

        If Lessee occupies the premises prior to said commencement date, such occupancy shall be subject to all provisions hereof except for the payment of rent. Such occupancy shall not advance the termination date.

6. PAYMENT OF RENTS, REAL PROPERTY TAXES AND ASSESSMENTS

        (a) Minimum Cash Rental. Lessee shall pay to Lessor as minimum monthly rent, without deduction, setoff, prior notice, or demand, the sum of Ten Thousand Eight Hundred Thirty-Three Dollars and 33/100 ($10,833.33) per month, ($130,000.00 per year), which sum is subject to adjustment as provided in subparagraph (b) below, in advance, on the first (1st) day of each month, commencing with the first day of the lease term, (see Paragraph 3.) and continuing during the term. Lessor acknowledges payment by Lessee upon execution of this Lease of an additional Five Thousand Eight Hundred Thirty-Three Dollars and 33/100 ($5,833.33) which together with Lessee's Five Thousand Dollar ($5,000.00) option consideration shall constitute payment in full of the first full months rent of the Lease term. Lessee shall pay prorated rent at the rate of Three Hundred Sixty-One Dollars and 11/100 Dollars ($361.11) per day for each day of any partial month of the Lease term. All rents shall be paid to Lessor at the address to which notices to Lessor are given.

        (b) Cost of Living Adjustment. The minimum monthly rent provided for in subparagraph (a) above shall be subject to adjustment at the end of the fifth year of the term and every five years thereafter (hereinafter "Adjustment Date") as follows:

                (1) The base for computing the adjustment is the United States Bureau of Labor Statistics Consumer Price Index for all urban consumers for the San Francisco-Oakland, California area (hereinafter "Index") which is in effect on the date of the commencement of the term ("Beginning Index"). The Index most immediately preceding the Adjustment Date in question ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the Beginning Index, the minimum monthly rent for the following sixty (60) month period (until the next rent adjustment) shall be set by multiplying the minimum monthly rent set forth in subparagraph (a) above by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. The minimum monthly rent shall, at each Adjustment Date, be increased, regardless of the Index, no more than fifteen percent (15%) for any given five (5) year adjustment period.

                (2) On adjustment of the minimum monthly rent as provided in this Lease, the parties shall immediately execute an amendment to this Lease stating the new minimum monthly rent.

                (3) If the Index has changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.



                                       2.

        (c) Lessee to Pay All Real Property Taxes and Assessments on Leased Lands and Improvements. Lessee shall pay before delinquency all real property taxes and assessments levied or assessed against the leased premises and improvements thereon during the term hereof, except that as to any fiscal tax year in which this lease shall commence, if such commencement shall occur after the commencement of such fiscal tax year and except as to any fiscal tax year in which this lease shall expire or otherwise terminate if such expiration or termination shall occur before the expiration of such fiscal tax year, then Lessee's obligations hereunder shall be limited to its pro rata share of such taxes. As to any assessments levied or assessed by special improvement districts that provide for bonds to be issued thereon with principal and interest thereon payable in installments, Lessee shall only be required to pay the amount of such installments as they shall become due from time to time.

7. LATE CHARGES

        Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due then without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount which may be treated as additional rent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. The ten (10) day period is not a grace period. Lessor may make written demand for any rent unpaid on the second day of the month. The late charge shall be in addition to all other remedies available to Lessor. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of rent then rent shall, in the discretion of Lessor, become due and payable upon written advance notice to Lessee quarterly in advance rather than monthly notwithstanding any other provision of this Lease to the contrary.

8. BAD CHECK CHARGE

        In the event rent is tendered by check which is, for any reason, dishonored by the maker's financial institution, Lessee shall pay to Lessor Fifty Dollars ($50.00) as reimbursement to Lessor for administrative expense in processing such dishonored check. This charge shall be deemed additional rent and shall be in addition to all other remedies available to Lessor.

9. SECURITY DEPOSIT

        Within ten days of receipt by Lessee of design review approval from the City of Walnut Creek of Lessee's contemplated building improvements. Lessee shall pay Lessor as a Security Deposit the sum of Eleven Thousand Dollars ($11,000.00), as security for the full and faithful performance by the Lessee of



                                       3.

the terms, conditions and covenants of this Lease. Lessee and Lessor agree that the following disposition shall apply to the Security Deposit:

        (a) Lessor can maintain the Security Deposit separate and apart from Lessor's general funds or can commingle the security deposit with Lessor's general and other funds.

        (b) Lessor shall not be required to pay Lessee interest on the Security Deposit.

        (c) Lessor's obligation with respect to the Security Deposit are those of a debtor and not a trustee.

        (d) If at any time while Lessor is holding the Security Deposit Lessee shall be in default in the payment of rent or any portion thereof, or of any sums expressly constituting additional rent, Lessor may appropriate and apply any portion of the Security Deposit as may be necessary to the payment of overdue rent or other sums expressly constituting additional rent.

        (e) If at any time while Lessor is holding the Security Deposit Lessee should fail to repair any damage to the premises leased or any part of the common portions of the complex caused by such Lessee or his agent, employees, invitees or other visitors through lack of ordinary care for a period of greater than thirty (30) days after written demand to make such repairs is served on Lessee by Lessor, then Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to fund the repair.

        (f) Lessee agrees to restore the Security Deposit to its original amount should resort to funds be required by Lessor. Refusal to restore such amount within 15 days after written demand shall constitute a default of this Lease.

        (g) Lessor agrees to hold such Security Deposit for Lessee, free from the claim of any creditor of Lessee except a trustee in bankruptcy.

        (h) Should Lessor transfer his interest under the Lease in any manner, he or his agent shall do one of the following acts, either of which shall relieve him of further liability with respect to such deposit:

                (1) Transfer the portion of such deposit remaining after any lawful deductions, as above, to his successor in interest, and thereafter notify the Lessee by registered mail at the address under this Lease on such transfer, and of the transferee's name and address. On receipt of such remaining deposit, the successor in interest of Lessor shall have all rights and obligations of Lessor holding such deposit with respect to such deposit.

                (2) Return the portion of such deposit remaining after any lawful deductions as above have been made.

        (i) At the end of the first full twelve (12) months of the Lease term if there are no existing defaults in Lessee's obligations under the terms and provisions of this Lease, Lessor shall refund to Lessee the Eleven Thousand Dollar ($11,000.00) Security Deposit, without interest, and no further Security Deposit shall be required of Lessee.



                                       4.

10. PERSONAL PROPERTY TAXES

        Lessee shall pay, before delinquency, all taxes attributable to Lessee's personal property.

11. UTILITY AND ALLIED SERVICES

        Lessee shall promptly pay for all heat, electric light and power, telephone, gas, water, garbage, cable-vision and all other services of whatsoever kind or nature furnished to or used or consumed in or about the demised premises by Lessee during the term hereof.

12. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE COSTS

        Lessee shall promptly pay all premiums or other costs and expenses for maintaining public liability and property damage insurance as required under the provisions of Paragraphs 28 and 29 hereof.

13. INTEREST ON DELINQUENT RENT, PERSONAL PROPERTY TAXES AND PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE COSTS

        Any rent, personal property taxes and insurance charges owing by Lessee hereunder not paid when the same shall become due and subsequently paid by Lessor, shall bear interest from the date the same has been paid by Lessor until Lessor is reimburse by Lessee at the rate of ten percent (10%) per annum.

14. USE OF PREMISES

        The demised premises are leased to Lessee to serve as the location for one or more commercial retail or wholesale businesses, including food services and restaurants, compatible with the uses permitted for the premises by applicable ordinances and regulations of the City of Walnut Creek. Lessee agrees not to use or permit said demised premises to be used for any other purpose or purposes, without Lessor's prior written consent. Lessee agrees to see that all licenses required by any governmental entity in connection with all uses of the premises are acquired and maintained during such uses. Lessee shall not do, bring or keep anything in or about the premises that will cause a cancellation of any insurance covering the building in which the premises are located.

        Lessee agrees not to use or permit to be used, stored, transported to, or maintained on, for however briefly, any "hazardous waste" or "hazardous substance" as defined in accordance with the California Health and Safety Code and/or any federal statute as well as any state or federal judicial decision.

        Lessee shall not perform any act or carry on any practices that may injure the building premises or be a nuisance or menace to adjoining property owners.

15. CONDITION OF PREMISES

        Lessee has thoroughly inspected the premises. Except as otherwise provided in this Lease, Lessee hereby accepts the premises "as is" in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the premises, and any covenants or restrictions of record and accepts this



                                       5.

Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the premises for the conduct of Lessee's business.

        Lessee acknowledges its awareness of the presence of asbestos and PCB in the building floor tiles and ceiling and elsewhere which Lessee shall cause to be removed in compliance with applicable regulations during Lessee's remodeling of the building, and that the building structure may require seismic upgrades in order to effect the improvements Lessee wishes to make to the property. Except as above stated, Lessor has no knowledge of any other hazardous substances located within, upon, or under the premises at the time of execution of this Lease. Lessee has had a one hundred sixty-five (165) day option period in which to conduct its due diligence feasibility study of the Lessor's premises, is satisfied with the results of such study, and with full knowledge thereof enters into this Lease. If at any time hazardous materials are discovered upon, within, or below the premises, and it is determined that such hazardous materials are not a result of Lessee's conduct or the conduct of Lessee's sublessees, Lessor, at Lessor's expense, shall take all steps necessary to promptly remove or otherwise abate or cause responsible third parties to remove or otherwise abate, such hazardous materials in accordance with all rules, regulations, and laws, using its best efforts not to materially interfere with the conduct of the business of Lessee, or Lessee's sublessees, during such removal or abatement process. Should such removal or abatement process prevent or delay Lessee's operation of business in the Premises, rent shall be proportionately abated during such time. Likewise, it shall be the responsibility of Lessee to take all steps, at Lessee's expense, to promptly remove or otherwise abate any such hazardous materials brought to the premises as a result of Lessee's conduct or the conduct of Lessee's sublessees.

16. REPAIRS AND MAINTENANCE

        Except as provided in Paragraphs 30 and 34 herein, [DESTRUCTION AND CONDEMNATION CLAUSES] Lessee, at Lessee's cost, shall maintain the premises and every part thereof in good order, condition, and repair at all times, structural and nonstructural. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the premises, (except during the removal of asbestos which will be totally removed from the premises), including through the plumbing or sanitary sewer system, and shall promptly at Lessee's expense take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the clean up of any contamination of and for the maintenance, security, and/or monitoring of the premises, the elements surrounding same, or neighboring properties that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought on to the premises by or for Lessee, or under its control. Lessor shall not have any responsibility to maintain or repair the premises. Lessee waives the provisions of Civil Code Sections 1941 and 1942 with respect to Lessor's obligations for tenant ability of the premises and Lessee's right to make repairs and deduct the expenses of such repairs from rent. It was intended by the parties hereto that Lessor shall have no obligation in any manner whatsoever to repair or maintain the premises, the improvements located thereon, or the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of Lessee, unless



                                       6.

specifically made the responsibility of Lessor by other provisions of this Lease.

17. INITIAL REMODELING AND RENOVATION WORK TO PREMISES BY LESSEE

        (a) The parties acknowledge that Lessee shall undertake substantial remodeling and renovation work to the premises subject to Lessor's prior approval of the plans, specifications, and architect's drawings for such work. Before commencing any such work, Lessor may require Lessee to obtain corporate surety bonds in compliance with Subparagraph 17 (e) hereof. Form and content of such bonds shall be subject to reasonable approval of Lessor, or Lessor's attorney.

        (b) Conditions Precedent to Construction. Before the aforementioned remodeling and renovation construction is commenced on the premises and before any building materials have been delivered to the premises by Lessee or under Lessee's authority, Lessee shall comply with all the following conditions or procure Lessor's written waiver thereof, as specified in a waiver issued by Lessor.

        (c) Preliminary Plans and Specifications. Lessee shall deliver to Lessor for Lessor's approval (which approval is not to be unreasonably withheld) two
(2) sets of preliminary construction plans and specifications prepared by Lessee's architect, and such additional consultants and such additional engineers or other consultants retained by him or Lessee. With the plans, Lessee shall deliver to Lessor the certificate of the person or persons who prepared the plans and specifications and permitting Lessor to use the plans without payment for purposes relevant to and consistent with this lease.

        (d) Lessor's Approval of General Contractor. Lessee shall furnish Lessor with a true copy of Lessee's contract with the general contractor, and with evidence of the general contractor's financial condition for Lessor's approval. The contract shall give Lessor the right but not the obligation to assume Lessee's obligations and rights under the contract if Lessee should default.

                Lessor shall not act unreasonably in disapproving the financial condition of Lessee's contractor and may only disapprove such general contractor's financial condition in the event Lessor is in the possession of substantial and credible evidence that such general contractor is not financially responsible. In the event Lessor shall disapprove the financial responsibility of the proposed general contractor for Lessee, Lessor shall give written notice thereof to Lessee within ten (10) working days following delivery to Lessor of a copy of the contract and shall specify in said notice the grounds for disapproval.

        (e) Corporate Surety Bonds for Faithful Performance And Insuring Work Against Liens for Labor and Materials. If reasonably required by Lessor pursuant to subparagraph (a) hereof, before commencing any of said work, Lessee shall deliver to Lessor a good and sufficient faithful performance bond in the amount of 100% of the contract price guaranteeing faithful performance and completing of the improvement work called for in said contract; and a corporate surety bond in the amount of 100% of the contract price insuring the work of such contract and the leased lands against liens for labor, materials and services. All bonds called for herein to be issued by a responsible surety company licensed to do business



                                       7.

in the State of California and approved by Lessor's attorney. Lessee to pay the cost and expenses for obtaining such required bonds.

        All such bonds shall expressly provide that:

                (1) The construction work shall be effected by the general contractor, or on its default by the surety;

                (2) In default of such completion and payment, such part of the amount of the bond as shall be required to complete the work shall be paid to Lessor as liquidated and agreed damages for the nonperformance of Lessee's agreements, it being agreed that the exact amount of Lessor's damages is difficult and impractical to ascertain; and

                (3) That the surety will defend and indemnify Lessor against all loss, cost, damages, expenses and liabilities arising out of or connected with the work of improvement.

                All such bonds shall remain in effect until the entire cost of the work shall have been paid in full and the new improvements shall have been fully completed and insured as provided in this lease.

                The foregoing bond requirements will be waived if Lessor has approved of Lessee's general contractor, and the builder's control/voucher system to be used by the construction funds lender is also approved by Lessor, which approvals will not be unreasonably withheld.

        (f) Required Governmental Permits. Lessee shall procure and deliver to Lessor at Lessee's expense evidence of compliance with all then applicable codes, ordinances, regulations, and requirements for permits and approvals, including but not restricted to grading permits, building permits, zoning and planning requirements, ADA regulations and approvals from various governmental agencies and bodies having jurisdiction.

        (g) Builder's Risk and Other Insurance. Lessee shall deliver to Lessor:
(1) Certificates of Insurance evidencing coverage for "builder's risk"; (2) evidence of workmen's compensation insurance covering all persons employed in connection with the work in respect to whom death or bodily injury claims could be asserted against Lessor or the premises; and (3) evidence that Lessee has paid or caused to be paid all premiums for the coverage described herein, sufficient to assure maintenance of all insurance above during the anticipated course of the work. Lessee shall maintain, keep in force, and pay all premiums required to maintain and keep in force all insurance above at all times during which such work is in progress.

        (h) Protection of Lessor Against Costs or Claims. Lessee shall pay or cause to be paid the total cost and expense of all works of improvement, as that phrase is defined in the Mechanics' Lien Law in effect at the place of construction when the work begins. No such payment shall be construed as rent. Lessee shall not suffer or permit to be enforced against the premises or any part of it any mechanic's, materialman's, contractor's or subcontractor's lien arising from any work of improvement, however it may arise. However, Lessee may in good faith and at Lessee's own expense contest the validity of any such asserted lien, claim or demand



                                       8.

provided Lessee has furnished the bond required in California Civil Code Section 3143 (or any comparable statute hereafter enacted for providing a bond freeing the premises from the effect of such a lien claim), or other mutually agreed upon security.

                Lessee shall defend and indemnify Lessor against all liability and loss of any type arising out of work performed on the premises by Lessee, together with reasonable attorneys' fees and all costs and expenses incurred by Lessor in negotiating, settling, defending or otherwise protecting against such claims.

        (i) Lessor's Right to Discharge Liens, If Lessee does not cause to be recorded the bond described in California Civil Code Section 3143 or otherwise protect the property under any alternative or successor statute, and a final judgment has been rendered against Lessee by a court of competent jurisdiction for the foreclosure of a mechanic's, materialman's, contractor's or subcontractor's lien claim, and if Lessee fails to stay the execution of the judgment by lawful means or to pay the judgment, Lessor shall have the right, but not the duty, to pay or otherwise discharge, stay or prevent the execution of any such judgment or lien or both. Lessee shall reimburse Lessor for all sums paid by Lessor under this paragraph, together with all Lessor's reasonable attorneys' fees and costs, plus interest on those sums, fees, and costs at the rate of twelve percent (12%) per year from the date of payment until the date of reimbursement.

        (j) Notice of Completion. On completion of any substantial work of improvement during the term, Lessee shall file or cause to be filed a notice of completion. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to file the notice of completion on Lessee's failure to do so after the work of improvement has been substantially completed.

        (k) Notice of Change In Plans And Specifications. On completion of any work of improvement, Lessee shall give Lessor notice of all changes in plans and specifications made during the course of the work and shall at the same time and in the same manner supply Lessor with "as built" drawings accurately reflecting all such changes. Lessor acknowledges that it is common practice in the construction industry to make numerous changes during the course of construction on substantial projects. Changes that do not substantially or materially alter plans and specifications previously approved by Lessor do not constitute a breach of Lessee's obligations.

        (l) Fees and Permits. All fees and permits associated with the remodeling, renovation, and construction of the building premises and any subsequent additions, alterations, or repairs thereto, (including but not limited to architectural and engineering fees, construction and building permits, central sanitation and health department fees), shall be paid by Lessee.

18. SUBSEQUENT ALTERATIONS AND ADDITIONS

        (a) For any additional work subsequent to the initial remodeling and renovation, and construction work as hereinabove described, Lessee shall not, without Lessor's prior written consent, make any additional structural alterations, improvements, or additions in, on or about the premises, exceeding Fifty Thousand Dollars ($50,000.00) per project during the term of this Lease. Additionally, Lessee shall make



                                       9.

no subsequent change or alteration to the exterior of the building which would significantly alter the building's appearance without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor may require that Lessee remove any or all of said alterations, improvements, or additions that require Lessor's approval, at the expiration of the term, and restore the premises to their prior condition if such alterations did not receive the prior approval of Lessor. Lessor may require Lessee to provide Lessor at Lessee's sole cost and expense a lien and completion bond in an amount equal to 100% of the estimated cost of such subsequent alterations, improvements or additions to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work, or such other mutually agreed upon security.

        (b) Any alterations, improvements, additions or Utility Installations in or about the premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishings of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. Lessor's consent shall not be unreasonably withheld.

        (c) Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the premises, which claims are or may be secured by any mechanics' or materialmen's lien against the premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the premises and Lessor shall have the right to post notices of non-responsibility in or on the premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the premises upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond, or other mutually agreed upon security, satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        (d) Unless Lessor requires their removal as set forth above, all alterations, improvements, additions anti Utility Installations which may be made on the premises shall become the property of Lessor and remain upon and be surrendered with the premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Lessee's machinery and equipment and additional trade fixtures, other than that which is affixed to the premises so that it cannot be removed without material damage to the premises shall remain the property of Lessee and may be removed by Lessee subject to the provisions of this lease.



                                      10.

19. LESSOR'S ACCESS

        (a) Lessor and Lessor's agents shall have the right to enter the premises without notice in case of an emergency, upon court order or when Lessee has abandoned or surrendered the premises. Lessor and Lessor's agents shall have the right to enter the premises upon reasonable notice, with entrance during normal business hours from 8:00 a.m., to 6:00 p.m., Monday through Saturday, holidays excepted, to make necessary or agreed repairs, decorations, alterations or improvements, supply necessary or agreed services or exhibit the premises to prospective or actual purchasers, mortgagees, tenants, workmen or contractors, or for the purpose of inspecting the premises for compliance with the lease. Twenty-four hours shall be presumed to be reasonable notice.

        (b) Lessor may at any time place on or about the premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee. Placement of such signs shall not unreasonably interfere with the signs of Lessee or its sublessees, or restrict access to the premises.

20. SIGNS

        Lessee shall have the right to install all signage allowed and/or approved by the City of Walnut Creek. Lessee shall be responsible for the design, permitting, installation, and cost of all signs. Upon request by Lessor, Lessee shall remove all signs affixed to the building premises at the expiration of the Lease, including any option period.

21. ASSIGNMENT & SUBLETTING

        (a) No assignment of the Lease shall occur until Lessee has completed the initial remodeling and renovation work and at least sixty percent (60%) of the premises are occupied with such tenants being open for business, and the entire premises are free of all liens for labor and materials and service, including claims of liens of the general contractor and all subcontractors arising out of the renovation and remodeling work. After the foregoing conditions have been met, Lessee may assign the Lease, provided the following criteria is met: (1) assignee's proposed use of the premises is approved by the City of Walnut Creek; (2) if the assignment occurs during the first ten (10) years of the initial Lease term, the Lease guarantors shall remain in place for the balance of the initial Lease term, and (3) the proposed assignee has comparable financial strength and similar experience in the development and management of commercial real estate as Lessee/Assignor. Notwithstanding the above, Lessee may assign this Lease to Gary L. Patterson, or Gaylon C. Patterson, at any time, provided the corporation Lessee KLP PROPERTIES, INC. then executes the Guaranty attached hereto becoming an additional guarantor of Lessee's obligations hereunder.

        (b) Conditions Precedent to Assignment: The following are conditions precedent to Lessee's right of assignment:

                (1) Lessee shall give Lessor reasonable notice of the proposed assignment with appropriate documentation as evidence that the proposed assignee qualifies as permitted assignee.

                (2) The proposed assignee shall, in recordable form,



                                      11.

expressly assume all the covenants and conditions of this Lease.

                (3) Lessee shall pay to Lessor, Lessor's reasonable costs and expenses (including legal and accounting fees) incurred by it to enable Lessor adequately to investigate the proposed assignee's qualifications as a permitted assignee.

        (c) Right to Sublet. Lessee shall have the absolute right to sublet all or any part or parts of the premises or the improvements or both, and to assign, encumber, extend, or renew any Sublease, provided the following provisions are complied with:

                (1) Subject to Guarantors' rights to cure any default of Lessee under the terms of the Lease and to thereupon become substituted as Lessee hereunder, each Sublease shall contain a provision requiring Sublessee to attorn to Lessor, or in the event of any proceeding to foreclose any leasehold mortgage, to the leasehold mortgagee, or any person designated in a notice from leasehold mortgagee, if Lessee defaults under this Lease, and Lessee and Guarantors fail to cure such default as provided for in the Lease, as if Lessor or said other persons were named as the Sublessor to said Sublessee and if the Sublessee is notified of Lessee's uncured default and instructed to make Sublessee's rental payments to Lessor or leasehold mortgagee or designated person as in this paragraph. If Sublessee is not in default, the Sublease shall continue with the same force and effect as if Lessor and Sublessee had entered into a lease on the same provisions as those contained in the Sublease subject however to all the terms and provisions of this master Lease, and a provision to this effect shall be contained in each Sublease.

                Notwithstanding the foregoing, Lessor shall not notify any Sublessee of any default by Lessee of this Lease, or require Sublessee to attorn to Lessor, or other designated person as in this paragraph, or request Sublessee to make any payment of rent directly to Lessor, until such time has passed, as provided for in the Lease, for Lessee and/or Guarantors to cure any such default.

                (2) Lessee shall, promptly after execution of each sublease, notify Lessor of the name and mailing address of the sublessee and shall, on demand, permit Lessor to examine and copy the sublease.

                (3) Lessee shall not accept, directly or indirectly, more than six (6) months' prepaid rent from any sublessee.

                (4) Each such sublease shall provide that the sublessee is not to use or permit the use of the premises for any purpose contrary to the provisions of this lease.

                (5) Notwithstanding the foregoing, no sublease shall be made by Lessee which would involve any uses prohibited by the provisions of this lease or the ordinances, resolutions, and regulations of the City of Walnut Creek.

        (d) Lessee and guarantor shall remain primarily liable under the lease to Lessor, notwithstanding any subletting of the premises or a portion thereof.

22. EXEMPTION OF LESSOR FROM LIABILITY

        Lessee hereby agrees that Lessor shall not be liable for



                                      12.

injury to Lessee's business or any loss of income therefrom or for damage to the person or equipment, goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the premises or upon other portions of the building of which the premises are a part or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damage arising from any act or neglect of any other tenant, if any, of the building in which the premises are located. Notwithstanding the foregoing, Lessor shall be responsible for damages resulting from its willful acts and those willful acts of its agents, employees and contractors, and its negligent acts and those negligent acts of its agents, employees and contractors occurring while such parties or any them are within or upon the subject premises.

23. INDEMNITY

        Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the premises arising from any negligence or willful misconduct of Lessee, Lessee's agents, employees, guests and invitees, and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding the foregoing, Lessor shall indemnify and hold harmless Lessee from any damages resulting from Lessor's willful acts and those willful acts of its agents, employees and contractors, and its negligent acts and those negligent acts of its agents, employees end contractors occurring while such parties or any them are within or upon the subject premises.

24. EARTHQUAKE AND WATER DAMAGE

        It is understood and agreed that the Lessor shall not be held liable for any damages to any equipment, goods, property, or effects in, or upon, the herein demised premises during the term of this Lease caused by earthquake or by water from any source whatsoever.



                                      13.

25. SECURITY MEASURES

        Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and sublessees from acts of third parties.

26. COMPLIANCE WITH ALL LAWS AND REGULATIONS - NUISANCES

        Lessee shall not maintain or suffer or permit to be maintained on the demised premises any nuisances nor permit the demised premises to be used in whole or in part, during the term of this lease, for any purpose or use in violation of any laws, ordinances, rules or regulations of any public authority applicable thereto; and Lessee agrees at all times during the term hereof, to keep and maintain the demised premises in a clean, tidy and sanitary manner and condition and in compliance with any and all statutes, laws, rules, regulations and ordinances applicable thereto.

27. LESSEE NOT TO SUFFER LIENS

        Lessee agrees not to permit or suffer any lien to attach to or encumber the demised premises or any part or portion thereof during the term hereof.

28. PUBLIC LIABILITY, PROPERTY DAMAGE, PLATE, DOOR AND WINDOW GLASS AND WORKERS' COMPENSATION INSURANCE TO BE MAINTAINED BY LESSEE

        Lessee shall at its own cost and expense take out, maintain, keep in full force and effect throughout the term hereof, in a reputable insurance company or companies authorized to engage in such business in the State of California, (or in the State Workers' Compensation Insurance Fund as to workmen's compensation insurance) the following insurance:

        (a) Policy of Public Liability and Property Damage Insurance with a single combined liability limit of not less than $2,000,000, and property damage limits of not less than $500,000 insuring against all liability of Lessee and its authorized representatives arising out of and in connection with Lessee's use or occupancy of the leasehold premises. All public liability insurance and property damage insurance shall insure performance by Lessee of the indemnity provisions of Paragraph 23. Both parties shall be named as additional insureds, and the policy shall contain cross-liability endorsements. Not more frequently than every three (3) years throughout the term and any extended term hereof, if in the considered opinion of Lessor's insurance broker the amount of such coverage is not adequate, Lessee shall increase the coverage to such amount as Lessor's insurance broker shall reasonably deem adequate. Coverage hereunder shall include, but not necessarily be limited to, premises/operations liability coverage, personal injury liability coverage, contractual liability coverage and broad form property damage liability coverage.

        (b) Glass Insurance - Jointly insuring Lessor and Lessee against all loss or damage to plate, window, skylights and door glass, and specifying coverage for replacement of all stained glass leaded windows on the premises, if any.



                                      14.

        (c) Workers' Compensation Insurance insuring the Lessee as employer against liability for injury or death to employees of Lessee, if Lessee has any employees to which such insurance would be applicable.

        All such policies shall be nonassessable and shall contain language, to the extent obtainable, to the effect that: (i) any loss be payable notwithstanding any act or negligence of Lessor that might otherwise result in the forfeiture of the insurance; (ii) the insurer waives the right of subrogation against Lessor and against Lessor's agents and representatives;
(iii) the policies are primary and noncontributing with any insurance that may be carried by Lessor; and (iv) they cannot be cancelled or materially changed except after ten (10) days' written notice by the insurer to the Lessor or Lessor's designated representative. Lessee shall furnish Lessor with copies of all such required insurance policies promptly upon receipt of them or with certificates evidencing such insurance. Lessee agrees that if for any reason such insurance is not in full force and effect, then, in such event, Lessor may obtain the necessary insurance, pay the premium thereon and the repayment thereof shall be deemed additional rent payable as such on the next date upon which rent becomes due.

        (d) Lessee shall, prior to opening business in the premises, furnish from the insurers providing the above-referred to coverage, certificates of such coverage evidencing the existence and amounts of such insurance.

29. FIRE, CASUALTY AND EXTENDED COVERAGE INSURANCE

        (a) Lessee's Obligations To Insure Its Fixtures And Equipment. On the commencement of and throughout the term hereof Lessee shall take out and maintain on all of its trade fixtures, appliances and equipment in and on the premises, a policy or policies of fire insurance with standard extended coverage and vandalism and malicious mischief endorsements to one hundred percent (100%) of their full replacement value. In event of loss or damage, the proceeds from any such policy or policies shall be used by Lessee for the replacement of the Lessee's personal property and/or the repair or replacement of the Lessee's trade fixtures, machinery and equipment so insured, in the event this lease is to continue in existence under the provisions of Paragraph 30, otherwise if said lease is terminated, to be paid to Lessee.

        (b) Fire And Extended Coverage - Lessee's Duty to Keep Building and All Improvements Insured. Throughout the term hereof, Lessee shall at its own cost and expense keep or cause to be kept insured for the mutual benefit of Lessor and Lessee, the building and all improvements located on or appurtenant to the premises against loss or damage by fire and such other risks as are now or hereafter included in an extended coverage endorsement in common use for commercial structures, including vandalism and malicious mischief. The amount of the insurance shall be sufficient to prevent either Lessor or Lessee from becoming a coinsurer under the provisions of the policies, but in no event shall the amount be less than ninety percent (90%) of the then actual replacement cost, excluding costs of replacing excavations and foundations but without deduction for depreciation (herein called full insurable value). Lessor shall not carry any insurance the effect of which would be to reduce the protection or payment to Lessee under any insurance that this lease obligates Lessee to carry. If any dispute arises between the parties hereto whether the amount of insurance complies with the above cannot be resolved by



                                      15.

agreement, Lessor may, not more often than once every thirty-six (36) months, require Lessee to obtain the estimates from three (3) responsible insurance companies qualified to sell insurance in California for the full insurable value of the premises. The arithmetical mean of such estimates shall be deemed to be the full insurable value of the premises. Lessee may include the holder of any mortgage of the leasehold as a loss payee.

        (c) Lessor's Option to Maintain Earthquake Insurance. Lessor in its sole discretion may elect to place earthquake insurance upon the Premises to the extent of its insurable value, in which event Lessee shall, pay upon request Three Thousand Dollars ($3,000.00) annually toward the premium costs for such insurance, with Lessee's Three Thousand Dollars ($3,000.00) contribution to be increased annually in proportion to a cost of living adjustment pursuant to the Index described in paragraph 6(b) hereof, not to exceed 3% per year.

        (d) Proceeds of Fire and Extended Coverage Insurance. Lessor shall, at Lessee's cost and expense, cooperate fully with Lessee to obtain the largest possible recovery, and all policies of fire and extended coverage insurance required by Paragraph 29(a) shall provide that the proceeds shall-be-paid as provided in Paragraph(s) (c) and (d) hereof.

            The proceeds shall be deemed to be held in trust by the recipient to the uses and purposes prescribed by this lease.

            Payments of proceeds for repair, restoration, or reconstruction of improvements shall be made periodically on architects' certificates until the work is completed and accepted.

            Any insurance proceeds remaining after complying with the provisions of this lease relating to maintenance, repair and reconstruction of improvements shall be the Lessee's sole property.

        (e) Payment Dependent on Major Versus Minor Damage. If the proceeds do not exceed twenty percent (20%) of the fair market value of said building and its improvements and fixtures, immediately prior to its damage or destruction, all the proceeds shall be adjusted by and paid to Lessee and shall be applied by Lessee for the repair, restoration, or reconstruction of any improvements damaged or destroyed by the casualty giving rise to the insurance claim. If the proceeds exceed that measure, all the proceeds shall be adjusted by Lessor and Lessee and shall be deposited with an institutional Trust Department with offices in the San Francisco/Oakland Bay Area, as escrow holder to be disbursed in the same manner as if the proceeds were a construction loan from an institutional lender to Lessee made under the provisions of this lease. A different procedure, as may be required by the leasehold improvement lender, may be substituted for the foregoing, provided the insurance proceeds are committed to paying for the cost of repairing the damage to the premises. Lessee shall pay all escrow fees and charges. The escrow holder in the collection and disbursement of said insurance proceeds shall be governed by the following provisions:

                (1) Subject to any other conditions contained in this lease, escrow holder shall first use the proceeds from any policy insuring a casualty to the improvements for the repair, restoration, alteration, or reconstruction of the improvements (hereafter called "the work") as provided by this lease.



                                      16.

                (2) Escrow holder shall pay out the proceeds from time to time to persons furnishing labor or materials or both, including architects' fees and contractor's compensation, for the work. Payment shall be made on vouchers approved by a licensed architect or engineer approved by the leasehold mortgagee and employed by Lessee. If the escrow holder determines, in its reasonable discretion, that such vouchers are being improperly approved by the architect or engineer, or if no architect or engineer is appointed as above, the escrow holder may appoint an architect or engineer to act as above, and shall pay the appointee out of the proceeds.

                (3) After completion of the work and after payment and discharge of all cost of the work and within 15 days after written demand on escrow holder and notice to leasehold mortgagee, accompanied by reasonable proof of completion and payment, escrow holder shall deliver any proceeds remaining in its hands to the leasehold mortgagee to be applied in reduction of the indebtedness secured by the leasehold mortgage if so required by the leasehold mortgagee.

                (4) Within 20 days after escrow holder's notice to Lessee of any amount by which the insurance proceeds are insufficient to pay the actual cost of the work due to the policy deductible, Lessee shall deposit the amount of such deductible with escrow holder.

                (5) Lessee shall pay all actual costs and charges of escrow holder.

                Any insurance proceeds remaining after complying with the provisions of this lease relating to maintenance repair, and reconstruction of improvements shall be the Lessee's sole property except as otherwise provided in any leasehold mortgage thereon.

        (f) Policy Form. Content Insurer. All insurance required by express provisions of this lease shall be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least A+ status as rated in the most recent edition of Best's Insurance Reports. All such policies shall be nonassessable and shall contain language, to the extent obtainable, to the effect that (1) any loss be payable notwithstanding any negligence of Lessor that might otherwise result in a forfeiture of the insurance, (2) the insurer waives the right of subrogation against Lessor and against Lessor's agents and representatives, (3) the policies are primary and noncontributing with any insurance that may be carried by Lessor, and (4) they cannot be canceled or materially changed except after ten (10) days' notice by the insurer to Lessor or Lessor's designated representative. Lessee shall furnish Lessor with copies of all such policies promptly on receipt of them, or with certificates evidencing the insurance. Before commencement of the lease, Lessee shall furnish Lessor with binders representing all insurance required by this Lease. At the expiration of the term, Lessor shall reimburse Lessee pro rata for all prepaid premiums on insurance required to be maintained by Lessee, and Lessee shall assign all Lessee's right, title and interest in that insurance to Lessor. Lessee may effect for its own account any insurance not required under this Lease. Lessee may provide by blanket insurance covering the premises and any other location or locations any insurance required or permitted under this lease provided that the protection afforded thereunder to Lessor and to Lessee as to the premises leased under this lease, as called



                                      17.

for under the provisions of this Article 13, is not reduced.

                In case this Lease is terminated, the insurance policies and all rights and entitlements under it shall be assigned to Lessor at Lessor's election.

        (g) Failure to Maintain Insurance; Proof of Compliance. Lessee shall deliver to Lessor, in the manner required for notices, copies or certificates of all insurance policies required by this lease, within the following time limits:

                For insurance required at possession of the premises by Lessee, at least ten (10) days prior to the commencement of such possession.

                For insurance becoming required at a later date, at least ten
(10) days before the requirement takes effect, or as soon thereafter as the requirement, if new, takes effect.

                For any renewal or replacement of a policy already in existence, at least ten (10) days before expiration or other termination of the existing policy.

                If Lessee fails or refuses to procure or to maintain insurance as required by this lease or fails or refuses to furnish Lessor with required proof that the insurance has been procured and is in force and paid for, Lessor shall have the right, at Lessor's election and ten (10) days' notice, to procure and maintain such insurance. The premiums paid by Lessor shall be treated as added rent due from Lessee with interest at twelve percent (12%) to be paid on the premiums when paid. Lessor shall give prompt notice of the payment of such premiums, stating the amounts paid and the names of the insurer or insurers, and interest shall run from the date of the notice.

        (h) Waiver of Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the premises that are caused by or result from risks fully insured against under any insurance policies carried by the parties and in force at the time of any such damage.

        Each party shall make all reasonable effort to cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of 15 days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.



                                      18.

30. DAMAGE OR DESTRUCTION - OBLIGATIONS TO RESTORE, ETC.

        (a) If the premises shall be damaged or destroyed by a risk not covered and insured against by fire, earthquake (if in place), and extended casualty insurance Lessor shall forthwith and with due diligence repair, rebuild and/or restore the same unless the then cost of such repairs and/or reconstruction shall amount to ten percent (10%) or more of the then replacement value of the building and/or improvement damaged or destroyed, in which latter event Lessor shall have the option (giving notice thereof to Lessee within fifteen (15) days after ascertaining the repairs, rebuilding and/or restoration costs and replacement value) whether to terminate this Lease or to proceed with the reconstruction; provided, however, should Lessor elect to terminate this Lease, Lessee shall have the option within fifteen (15) days after Lessor's notice to terminate this Lease, to elect to pay to Lessor at the time Lessee notifies Lessor of its election herein the difference between ten percent (10%) of the then replacement value of the building and/or improvement damaged or destroyed and the actual cost to Lessor in repairing, rebuilding and/or restoring the building and other improvements, in which event Lessor shall forthwith commence said repairs, rebuilding and reconstruction and diligently and continuously proceed to completion. It is agreed that the amount payable by Lessor under these provisions shall be the only monies to be paid by Lessor with respect to such work of restoration, and shall not be payable by Lessor until Lessee shall have paid to Lessor its required contribution to the costs and expenses thereof. If Lessor elects to terminate this Lease, and if Lessee does not elect to contribute toward the cost of reconstruction within the time and manner provided herein, this lease shall forthwith terminate and the parties shall be relieved of further liability hereunder.

        (b) Waiver of Civil Code Sections. In respect to any damage or destruction to the premises under the terms of this paragraph, the provisions of
Section 1932, Subdivision 2, and of Section 1933, Subdivision 4 of the Civil Code of the State of California are waived by Lessee.

        (c) Loss During Last Part of Term. In the event material damage or destruction to the premises shall occur during the last six (6) months of the term of this lease or of any extended term, Lessor or Lessee may terminate this Lease by notice to the other given not more than fifteen (15) days after the damage or destruction, provided, however, in the event the damage or destruction shall occur during the last six (6) months of the term, and if Lessee is given by the terms hereof an option to extend this lease and exercises said option within fifteen (15) days following the damage or destruction, then Lessor shall repair, rebuild and/or restore the premises as provided in subparagraph (a) of this paragraph. Should this Lease not be terminated as provided in this subparagraph, then this Lease shall continue in full force and effect.

31. SURRENDER UPON TERMINATION

        At the expiration of the term of this Lease, or upon the earlier termination thereof for any reason, the Lessee shall quit and surrender said leased premises and personal property to the Lessor in as good state and condition as said premises and personal property are in when possession thereof is given to the Lessee, reasonable wear and tear and damage by the elements excepted, and the Lessor shall thereupon have the



                                      19.

right to enter upon and take possession of said premises and said leased personal property.

32. HOLDING OVER

        Should the Lessee hold over said demised premises with Lessor's consent after this Lease is terminated, or upon the expiration of the term thereof, such holding over shall be deemed merely a tenancy from month to month and at a monthly rental equal to the rental in effect just prior to expiration of the lease term increased by twenty percent (20%), payable monthly in advance, but otherwise on the same terms and conditions as herein provided.

        If Lessee has an option to extend the Lease term, exercises the same, and holds over after the expiration of said extended term, then Lessee's possession shall also be deemed merely a month to month tenancy at a monthly rental equal to the rent in effect just prior to expiration of the extended term increased by twenty percent (20%).

33. DEFAULT

        (a) Lessee's Default. The occurrence of any of the following shall constitute a default by Lessee:

                (1) Failure to pay rent or any other payment required of Lessee when due, if the failure continues for three (3) days after written notice has been given to Lessee.

                (2) Failure to perform any other provision of this Lease if the failure to perform is not cured within fifteen (15) days after written notice has been given to Lessee. If the default cannot reasonably be cured within fifteen (15) days, Lessee shall not be in default of this Lease if Lessee commences to cure the default within the 15-day period and diligently and in good faith continues to cure the default.

                (3) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

                (4) The filing of a petition in bankruptcy by any guarantor of Lessee's obligations hereunder and the failure within thirty (30) days after written notice from Lessor to Lessee to provide the substitute guarantor of Lessee's obligation hereunder reasonably satisfactory to Lessor.

                Notices given under this paragraph shall be in written form and shall specify the alleged default and shall demand that Lessee perform the provisions of this lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Lessor so elects in the notice.

        (b) Lessor's Remedies. Lessor shall have the following remedies if Lessee commits a default. These remedies are not exclusive: they are cumulative in addition to any remedies now or later allowed by law:

                (1) Lessor can continue this Lease in full force and effect, and the Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due. During the



                                      20.

period Lessee is in default, Lessor can enter the premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the premises, including without limitation, broker's commissions, reasonable expense of remodeling the premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

                (2) Lessor can terminate Lessee's right to possession of the premises at any time. No act by Lessor other than giving notice to Lessee shall terminate this Lease. Act of maintenance, efforts to relet the premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor, has the right to recover from Lessee:

                        (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

                        (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided:

                        (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

                        (iv) Any other amount, the court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

                "The worth, at the time of the award," as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth, at the time of the award," as referred to in (iii) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

        (c) Appointment of Receiver. If Lessee is in default of this Lease, Lessor shall have the right to have a receiver appointed to collect rent and conduct Lessee's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Lessor to terminate this Lease.

        (d) Lessor's Right to Cure Lessee's Default. Lessor, at any time after Lessee commits a default, can cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's



                                      21.

default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be additional rent.

        (e) Lessee's Right to Cure Lessor's Default. Lessor shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform if the failure to perform is not cured within thirty
(30) days after notice of default has been given by Lessee to Lessor. If the default cannot reasonably be cured within thirty (30) days, Lessor shall not be in default of this Lease if Lessor commences to cure the default within the thirty-day period and diligently and in good faith continues to cure the default.

        Lessee at any time after Lessor commits a default can cure the default at Lessor's cost. If Lessee at any time, by reason of Lessor's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessee shall be due immediately from Lessor to Lessee at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessee until Lessee is reimbursed by Lessor.

        (f) Limitation of Lessor's Liability. If Lessor is in default of this Lease, and as a consequence Lessee recovers a money judgment against Lessor, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Lessor in the building, other improvements, and land of which the premises are a part, and out of rent or other income from such real property receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title and interest in the building, other improvements, and land of which the premises are a part, and neither Lessor nor any of the partners comprising the partnership designated as Lessor shall be personally liable for any deficiency.

        (g) Nondisturbance of Sublessee. Notwithstanding the foregoing, any Sublessee who continues to perform all of its Sublease obligations can remain in possession of subleased premises and upon notice from Lessor of Lessee's default, and subject to Lessee's and Guarantors' rights to cure any default under the terms of the Lease, shall pay its Sublease rent directly to Lessor. In the event that Lessee defaults in its performance of this Lease such that Lessee's rights under the Lease are terminated, and Sublessee attorns to all provisions of this Lease, Sublessee shall have all the rights of Lessee herein, including the rights to exercise the options to extend the Lease term as provided in Section 42 of the Lease. Provided however, that the rent payable shall be the greater of that called for in either this Lease or the Sublease.

34. CONDEMNATION

        (a) Effective Total Condemnation.

                (1) In the event that there shall be a total taking of the leased premises during the Lease term, or any extension thereof, under the power of eminent domain, the leasehold estate hereby created shall cease and terminate as of the date



                                      22.

actual physical possession of the leased premises is taken by the condemnor.

                (2) All compensation and damages awarded for such total taking shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor any right they might have to compensation or damages to which they may become entitled; provided, however, that Lessee shall be entitled to receive any award made for the taking of or damage to Lessee's trade fixtures and any improvements made by Lessee to the leased premises which Lessee would have had, but for the condemnation, the right to remove on expiration or sooner termination of this Lease. In addition, Lessee shall be entitled to receive seventy-five percent (75%) of any award made for the taking or condemnation of other improvements on the leased premises provided, however, that if the condemnation or taking shall occur during the last five (5) years of the lease term, including any extension thereof, Lessee's compensation for the taking or condemnation of the improvement shall be reduced by twenty percent (20%) for each full year (and in proportion for a fraction of a year) that elapses from the first day of said five (5) year period to the date of such vesting of title or taking of possession. If the value of the improvements have been determined by a court or a jury determining the compensation to be paid by the condemning authority in the proceedings pursuant to which the leased premises have been taken or condemned, the value so determined shall be conclusive upon Lessor and Lessee. If such improvement value has not been separately determined, such value shall be fixed by agreement between Lessor and Lessee. In the event that Lessor and Lessee are unable to agree, the controversy shall be resolved by Lessor and Lessee agreeing on an appraiser who shall be a member of the American Institute of Real Estate Appraisers. In the event that Lessor or Lessee are unable to agree on said appraiser, each party shall select an appraiser who is a member of the American Institute of Real Estate Appraisers. The two appraisers shall then select a third appraiser who shall also be a member of the American Institute of Real Estate Appraisers. The decision on the value of the improvements made by two of said three appraisers shall be final and binding on Lessor and Lessee. Each party hereby consents to the entry of judgment by any court having jurisdiction in accordance with the decision of said appraisers.

                (3) Notwithstanding the foregoing, Lessee shall be entitled to any sum attributable to the excess of the market value of the premises, exclusive of Lessee's improvements or alterations for which Lessee is otherwise compensated under this section, for the remainder of the Lease term including renewal options, over the present value at the date of taking of the minimum monthly rent payable for the remainder of such Lease term.

                (4) On termination of this Lease by a total taking of the leased premises under the power of eminent domain, all rentals and other charges payable by Lessee to or on behalf of Lessor under the provisions of this Lease shall be paid up to the date on which actual physical possession of the leased premises shall be taken by the condemnor, and the parties hereto shall thereafter be released from any further liability in relation thereto.

        (b) Effective Partial Condemnation.

                (1) In the event that there shall be a partial taking



                                      23.

of the leased premises during the Lease term or any extension thereof under the power of eminent domain, this Lease shall terminate as to the portion of the leased premises so taken on the date when actual physical possession of said portion is taken by the condemnor, but this Lease shall, at Lessor's option, continue in force and effect as to the remainder of the leased premises provided the remainder is suitable for Lessee's business purposes, and provided further that the rental payable by Lessee for the balance of said term shall be abated in the ratio that the square footage of floor space of the leased premises taken bears to the total floor space of the leased premises occupied by Lessee at the time of such taking. Notwithstanding the foregoing, all parties to this Lease reserve their respective rights under California Code of Civil Procedure Section 1265.130 to have a court terminate the Lease in the event of a substantial partial taking.

                (2) On such partial condemnation as in this subsection provided, all compensation and damages awarded for such partial taking shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor any right they may have to compensation or damages for property condemned; provided, however, that Lessee shall be entitled to receive any award made for the taking of or damage to Lessee's trade fixtures and any improvements made by Lessee to the leased premises which Lessee would have, but for the condemnation, the right to remove on expiration or sooner termination of this Lease. In addition, Lessee shall be entitled to receive seventy-five percent (75%) of any award made for the taking or condemnation of other improvements on the leased premises provided, however, that if the condemnation or taking shall occur during the last five (5) years of the lease term, including any extension thereof, Lessee's compensation for the taking or condemnation of the improvement shall be reduced by twenty percent (20%) for each full (and in proportion for a fraction of a year) that elapses from the first day of said five (5) year period to the date of such vesting of title or taking of possession. If the value of the improvements have been determined by a court or a jury determining the compensation to be paid by the condemning authority in the proceedings pursuant to which the leased premises have been taken or condemned, the value so determined shall be conclusive upon Lessor and Lessee. If such improvement value has not been separately determined, such value shall be fixed by agreement between Lessor and Lessee. In the event that Lessor and Lessee are unable to agree, the controversy shall be resolved by Lessor and Lessee agreeing on an appraiser who shall be a member of the American Institute of Real Estate Appraisers. In the event that Lessor or Lessee are unable to agree on said appraiser, each party shall select an appraiser who is a member of the American Institute of Real Estate Appraisers. The two appraisers shall then select a third appraiser who shall also be a member of the American Institute of Real Estate Appraisers. The decision on the value of the improvements made by two of said three appraisers shall be final and binding on Lessor and Lessee. Each party hereby consents to the entry of judgment by any court having jurisdiction in accordance with the decision of said appraisers.

                (3) Notwithstanding the foregoing, Lessee shall be entitled to any sum attributable to the excess of the market value of the premises, exclusive of Lessee's improvements or alterations for which Lessee is otherwise compensated under this paragraph, for the remainder of the Lease term including renewal options, over the present value at the date of taking



                                      24.

of the minimum monthly rent payable for the remainder of such Lease term.

                (4) On termination of this Lease in whole or in part as herein provided, all rentals and other charges payable by Lessee to or on behalf of Lessor hereunder shall be paid up to the date on which actual physical possession shall be taken by the condemnor and in the event that the Lease is totally terminated, the parties hereto shall thereafter be released from all further liability in relation thereto, and in the event that the Lease is only partially terminated, Lessee shall thereafter be liable only for that portion of rent required for the balance of the Lease term as in this subsection provided.

35. NOTICES

        In the event that any notice is to be given under this Lease by either party hereto to the other, either expressly required to be given in writing, or such notice as such party may desire to give, such notice may be given by either personally delivering the same to the other or by mailing such notice by certified or registered mail with return receipt requested thereon, in a sealed envelope with all postage and certification charges thereon prepaid, addressed as follows:

If to Lessor:                 Vasconi/Belka Partnership
                              2068 Salvio Street
                              Concord, CA 94520

or to such other address as Lessor may hereafter notify Lessee in writing.

If to Lessee:                 KLP Properties, Inc.
                              1343 Locust Street, Suite 203
                              Walnut Creek, CA 94596

or to such other address as Lessee may hereafter notify Lessor in writing.

If to Guarantors:             Gaylon C. Patteron and
                              Gary L. Patterson
                              1343 Locust Street, Suite 203
                              Walnut Creek, CA 94596

or to such other address as Guarantors may hereafter notify Lessor in writing.

        The expiration of two (2) days following the deposit of such notice in a United States Post Office as herein provided, postage prepaid, shall constitute said notice, and the time of performance of any act or obligation required to be made after said notice under the terms of this Lease, shall commence to run from the date of the deposit of said notice in a United States post office in the State of California.

36. SALE OF PREMISES

        If Lessor sells or transfers all or any portion of the building, other improvements, and land on which the premises are situated, Lessor on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease if Lessor's successor has assumed in writing, for the benefit of Lessee, Lessor's obligations under this Lease.



                                      25.

37. SUBORDINATION

        (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph.

38. PERSONAL PROPERTY LEFT ON PREMISES AT LEASE TERMINATION

        On expiration of the term of this Lease, or upon the earlier termination thereof for any reason, Lessor can elect to retain or dispose of in any manner, any of Lessee's personal property or equipment that Lessee does not remove from the premises by giving at least five (5) days notice to Lessee. Title to any such personal property that Lessor elects to retain or dispose of shall vest in Lessor. Lessee waives any and all claims against Lessor for any damage to Lessee resulting from Lessor's retention or disposition of such personal property items. Lessee shall be liable to Lessor for all of Lessor's costs and expenses for storing, removing, and disposing of any of Lessee's personal property left on the premises. Lessor shall be entitled to charge reasonable rental for the storage of any personal property and equipment left on the premises by Lessee whether claimed to be the property of Lessee or others. However, no such charge shall be made if Lessor assumes ownership of such personal property.

39. BREACH OF SECURITY

        Lessee shall be solely and exclusively responsible for the security of the premises and shall be solely and exclusively liable to Lessor for any and all damages resulting from any breach of security including property damage and personal liability, whether caused by burglary, robbery or such other breaches of security and specifically including any damage due to any break-ins through the roof. Lessee further agrees to waive any rights against Lessor by way of subrogation on behalf of Lessee's insurance carrier in the event of any such



                                      26.

security breach, such waiver to extend to Lessor's insurance carrier.

40. ATTORNEY'S FEES AND COSTS

        If either party is required to employ the services of an attorney to enforce any of the terms and conditions of this Lease, prevailing party shall be entitled to recover from the other all reasonable costs and fees incurred in connection with the employment of such attorney including, but not limited to, all costs incurred in connection with any action or proceeding or any post judgment proceeding.

41. RIGHT OF FIRST REFUSAL TO PURCHASE PREMISES

        Lessee shall have a right of first refusal to purchase the premises from Lessor during the initial Lease term and any extension thereof on the following basis: in the event Lessor receives a bona fide offer to purchase the premises from any third party, which the Lessor is prepared to accept, Lessee shall have fifteen (15) calendar days from the date Lessor notifies Lessee in writing of its planned acceptance, accompanied by a copy of the Purchase Agreement, in which to agree to purchase the premises upon the same terms and conditions as the offer from the third party. If Lessee does not indicate its agreement within said fifteen (15) day period, Lessor thereafter shall have the right to sell and convey the premises to a third party on the same terms as stated in the Notice.

        Lessee's right of first refusal shall not apply to a transfer between any of those persons who constitute Lessor and the blood relatives within the third degree of any of those persons, either outright or in trust, or to a legal entity, (i.e., partnership, corporation, trust, limited liability company, or a like entity) where the majority interest is owned by all or some of those persons who constitute Lessor.

42. OPTION TO EXTEND TERM OF LEASE

        Lessee shall have an option to extend the initial Lease term for three
(3) additional periods of five (5) years each, and one (1) final period of four
(4) years each, all to run consecutively. Such option may be exercised only in the event that Lessee is not in default in the performance of any of Lessee's obligations under the Lease and by the giving of written notice of exercise of option to Lessor at least one hundred eighty (180) days prior to the expiration of the initial Lease term, or any subsequent extended terms. The option granted herein may not be exercised or be assigned voluntarily or involuntarily by or to any person or entity other than Lessee, or an approved assignee. It is specifically agreed that the option granted herein to Lessee is not assignable separate and apart from this lease. In no event may Lessee exercise the option hereunder where Lessee has received three (3) or more notices of default for nonpayment of rent or two (2) notices of default for breach of other Lease obligations during the initial term hereof.

        If during the initial fifteen (15) year Lease Term the CPI increase is no more than sixty percent (60%), then the minimum base rent for the first five
(5) year option period shall be determined by applying the full CPI increase during the initial Lease term to the minimum base rent for the first year of the initial Lease term, provided further that in no event



                                      27.

shall the minimum base rent increase for the first option period be less than forty-five percent (45%) of the minimum base rent for the first year of the initial Lease term. If the CPI increases sixty percent (60%) or more during the initial Lease term, then the minimum base rent for the first five (5) year option period shall be determined by (1) applying the full CPI increase to the minimum base rent for the first year of the initial Lease term, but in no event shall the minimum base rent increase for the first option period exceed seventy-five percent (75%) of the minimum base rent for the first year of the initial Lease term, or (2) at Lessee's option, seeking and allowing an arbitration to determine "fair market rent" for comparable leased properties in Alameda and Contra Costa Counties, taking into consideration Lessee's investment in and development of tenant and structural improvements to the premises. Minimum base rent for subsequent option periods will be adjusted in accordance with the percentage increase in the CPI index, as provided for in Paragraph 6. hereof, with a fifteen percent (15%) maximum increase for any five (5) year adjustment period.

43. LEASE GUARANTEE

        This Lease is subject to a guarantee of Lessee's full performance of all Lessee's obligations under such Lease, by Gaylon C. Patterson and Gary L. Patterson, the form of such guarantee being attached hereto and made a part hereof. Either or both Guarantors shall have the right to assume the position of Lessee and its obligations, in the event Lessee defaults on the terms of the Lease and Guarantors are required to cure such default, provided the Guarantors take all required steps, as provided in accordance with applicable statutes and any written agreement between Lessee and Guarantors, to replace the Lessee as a lessee under this Lease, in which case Lessor shall acknowledge the Guarantor as the Lessee for the balance of the Lease term and any extensions thereof. In the event that Lessee defaults in the performance of any of the terms and conditions hereof, Lessor shall give written notice of such default to Guarantors, at the address and in the manner specified for giving notice in the Lease. Guarantors shall have the right to cure any such default within ten (10) days following the expiration of any time frames provided for Lessee's cure of such default under the Lease, and upon Guarantors' cure of any such default, Guarantors shall have the right, at Guarantors' option, to assume the position and obligations of Lessee and to become substituted Lessee under the Lease.

44. BROKER'S FEES

        Lessor agrees to pay Gary L. Patterson ("broker") or his designee a leasing commission of Fifty Thousand Dollars ($50,000.00) for brokerage services rendered, payable one-half (1/2) at the time of commencement of the initial Lease term and the receipt by Lessor of the first full monthly payment of rent, and the remaining one-half (1/2) within six (6) months thereafter, provided the Lease then remains in full force and effect without default.

45. MISCELLANEOUS PROVISIONS

        (a) Paragraph Headings. The paragraph and subparagraph headings of this lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.



                                      28.

        (b) Integrated Agreement, Modification. This Lease contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease or their respective successors in interest.

        (c) Time of Essence. Time is of the essence of each term and provision of this Lease.

        (d) All Required Payments Are Additional Rent. Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee and all such payments shall be deemed to be additional rental.

        (e) Separability. The invalidity or illegality of any provision shall not affect the remainder of this Lease.

        (f) Duration of Obligations. Unless otherwise stated in particular provisions of this Lease, an obligation resulting from the Lease or from the relationship created by the Lease, is coterminous with the Lease, except that defaults occurring during the term of this Lease are actionable until the expiration of the period of the applicable statute of limitations.

        (g) Limitation of Actions. Any claim, demand, right or defense of any kind by Lessee which is based upon or arises out of any connection with this Lease or the negotiations prior to its execution, shall be barred unless Lessee commences an action thereon, or interposes in a legal proceeding a defense by reason thereof, within twelve (12) months after the date of the inaction or omission or the date of the occurrence of the event or the discovery thereof by Lessee, or of the action to which the claim, demand, right or defense relates, whichever applies.

        (h) WAIVER OF RIGHT TO TRIAL BY JURY. LESSOR AND LESSEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LESSOR AGAINST LESSEE OR LESSEE AGAINST LESSOR ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

        (i) Joint and Several Liability. In the event two or more persons or entities execute this Lease as "Lessee", then the obligation of each such person shall be joint and several.

        (j) Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease. In the event the guarantor files a petition in bankruptcy in any court, Lessor, in Lessor's sole discretion, may terminate this Lease pursuant to the provisions of paragraph 33(a)(4) unless Lessee, within thirty (30) days after notification from Lessor, provides a new guarantor satisfactory to Lessor.

        (k) Covenants or Conditions. All the agreements in this Lease upon the part of Lessee, whether technically covenants or conditions, shall be deemed conditions for the purpose hereof.



                                      29.

        (1) Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

        (m) Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other then the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

        (n) Words. Whenever the singular is used in this Lease, the same shall include the plural when required by the context, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm and association. If there is more than one Lessee, the obligations of this Lease shall be joint and several.

        (o) California Law. This Lease shall be governed and interpreted solely by the laws of the State of California.

        (p) Heirs. Etc. This Lease shall be binding upon the successors, administrators and assigns of the respective parties hereto.

        (q) Exhibits. All exhibits, if any, that are attached to this Lease are hereby incorporated into the body of this Lease.

        IN WITNESS WHEREOF the Lessor and Lessee have hereunto executed this Lease in triplicate in Contra Costa County, California, the day and year first above written.

                                  /s/ PETER VASCONI
                                  ----------------------------------------------
                                  PETER VASCONI

                                  THE "JAMES AND MAURA ANNE BELKA TRUST",
                                  U/A/D December 12, 1984, as to The Survivor's Trust,

                                  /s/ JAMES A. BELKA
                                  ----------------------------------------------
                                  By: JAMES A. BELKA

                                  /s/ MICHAEL JAMES BELKA
                                  ----------------------------------------------
                                  By: MICHAEL JAMES BELKA, Co-Trustees

                                  dba VASCONI/BELKA PARTNERSHIP,
                                                       "Lessor"

                                  KPL PROPERTIES, INC

                                  /s/ GARY PATTERSON
                                  ----------------------------------------------
                                  By: GARY PATTERSON

                                                                 "Lessee"



                                      30.